UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    July 26, 2013

EQUIFAX INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-6605	58-0401110
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Peachtree Street, N.W. Atlanta, Georgia	30309
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 885-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

During the quarter ended March 31, 2013, Equifax Inc. (“the Company”) divested of two non-strategic business lines, Equifax Settlement Services and Talent Management Services, for a total of $47.5 million. Both of these businesses have been accounted for as a discontinued operation, which requires that prior period information be recast to remove the results of operations of the disposed businesses from the results of the Company’s continuing operations. The businesses were reported as discontinued operations in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, filed with the Securities and Exchange Commission on April 25, 2013.

Beginning in 2013, the Company realigned certain account management responsibilities which resulted in transferring the responsibility for selected wholesale accounts from North America Personal Solutions to U.S. Consumer Information Services, for which we have made conforming adjustments to historic segment results for comparability.

The Company is recasting the presentation of its financial information for all periods presented in certain sections of its Annual Report on Form 10-K for the year ended December 31, 2012, filed with the Securities and Exchange Commission on February 22, 2013 (“2012 Form 10-K”) to present Equifax Settlement Services and Talent Management Services as discontinued operations and the conforming adjustments from North America Personal Solutions to U.S. Consumer Information Services for all periods presented. Included in this Form 8-K are the following items recast solely to reflect the impact of discontinued operations and the conforming segment adjustments on the Company’s consolidated financial information:

•	Exhibit 99.1 – Selected Financial Data (Part II, Item 6);
•	Exhibit 99.2 – Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) (Part II, Item 7); and
•	Exhibit 99.3 – Financial Statements and Supplementary Data (Part II, Item 8).

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Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Selected Financial Data
99.2	2012 10-K MD&A, revised only to reflect the changes caused by the reported discontinued operations
99.3	Financial Statements and Supplementary Data, revised only to reflect the changes caused by the reported discontinued operations. Included in Item 9 is the Report of Independent Registered Public Accounting Firm dated February 22, 2013, except for the effects of discontinued operations as discussed in Note 1 and Note 14, as to which the date is July 26, 2013.
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase
101.LAB	XBRL Taxonomy Extension Label Linkbase
101.PRE	XBRL Taxonomy Extension Presentation Linkbase
101.DEF	XBRL Taxonomy Extension Definition Linkbase

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUIFAX INC.

	By:	/s/ Lee Adrean
	Name:	Lee Adrean
	Title:	Corporate Vice President and Chief Financial Officer

Date: July 26, 2013

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Exhibit Index

The following exhibit is being furnished with this report:

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Selected Financial Data
99.2	2012 10-K MD&A, revised only to reflect the changes caused by the reported discontinued operations
99.3	Financial Statements and Supplementary Data, revised only to reflect the changes caused by the reported discontinued operations. Included in Item 9 is the Report of Independent Registered Public Accounting Firm dated February 22, 2013, except for the effects of discontinued operations as discussed in Note 1 and Note 14, as to which the date is July 26, 2013.
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase
101.LAB	XBRL Taxonomy Extension Label Linkbase
101.PRE	XBRL Taxonomy Extension Presentation Linkbase
101.DEF	XBRL Taxonomy Extension Definition Linkbase

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